POWER OF ATTORNEY

For Executing Forms 3, 4 and 5

	The undersigned hereby constitutes and
appoints each of Paul R. Sohmer, Stephen P.
Hall, James T. Barrett and William C. Hicks signing singly, his/her true and lawful attorneys-in-fact from the date hereof until this Power of Attorney is revoked to:

(1)	execute for and on behalf of the
undersigned Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended, and the rules
thereunder, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in their discretion; and

(2)	do and perform any and all acts for
and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United
States Securities and Exchange Commission and any other authority.

	The undersigned hereby grants to such
attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully for all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

	IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed this 2nd day of June, 2005.

		Name:  Haywood D. Cochrane, Jr.
		/s/ Haywood D. Cochrane, Jr.
		Signature